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EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

        The certification set forth below is being submitted in connection with this Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") for the purpose of complying with Rule 13a-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

        Stephen P.A. Fodor, Ph.D., the Chief Executive Officer of Affymetrix, Inc. certifies that, to the best of such officer's knowledge:

  1.
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Affymetrix, Inc.

March 15, 2004	/s/ STEPHEN P.A. FODOR
	Name:	Stephen P.A. Fodor, Ph.D.
	Title:	Chairman and Chief Executive Officer

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  EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002